UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT International Value Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

Capital growth with current income as its secondary objective

Net asset value June 30, 2013

Class IA: $9.43	Class IB: $9.34

Total return at net asset value

			MSCI EAFE Value
(as of 6/30/13)	Class IA shares*	Class IB shares†	Index (ND)

6 months	3.44%	3.21%	2.74%

1 year	19.91	19.68	18.56

5 years	–10.12	–11.19	–4.57
Annualized	–2.11	–2.35	–0.93

10 years	91.45	86.62	108.81
Annualized	6.71	6.44	7.64

Life	141.97	133.59	136.46
Annualized	5.50	5.28	5.38

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 6, 1998.

MSCI EAFE Value Index (ND) is an unmanaged index which measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

Putnam VT International Value Fund 1

Report from your fund’s manager

Equities around the world began 2013 with considerable momentum, but by the end of the first six months of the year, there had been a dramatic pullback across the global markets. How did the fund perform during the semiannual period?

The portfolio’s performance was muted by sharp declines across world markets late in the period. These declines were most pronounced among equities and all risk assets. The pullback came as investors recoiled from forward-looking comments by the U.S. Federal Reserve about tapering its monetary stimulus regime. Even in the midst of this broad market correction, the fund still managed to post a modestly positive return for the six months, outperforming its benchmark, the MSCI EAFE Value Index (ND), and the average return of its Lipper peer group. Outpacing the benchmark was achieved by way of stock selection in a variety of economic sectors and countries. The top contributors to performance were the fund’s holdings in Japanese companies, as well as opportune stock selection in the United Kingdom and continental Europe.

What was the climate like for value investing?

We began to see a shift in the market during the second calendar quarter, from the leadership of defensive sectors to the outperformance of cyclical sectors. The return of market volatility late in the semiannual period changed market dynamics, essentially turning a bullish run in the market into a volatility-driven decline. As much as volatility can be painful, I believe it is healthy for the markets. Assuming interest rates don’t rise dramatically in a damaging way for the United States, I believe expectations are good for finding value opportunities in today’s markets. Moreover, from a valuation perspective, equities do not appear to be expensive, in my view.

Where did the fund find its drivers of performance?

As mentioned, most of the fund’s outperformance versus its benchmark came from stock picking. Sector and country selections also helped. From a country perspective, the best performers were Japan, Germany, and the United Kingdom; the weakest were Australia, Canada, and South Korea. Australia and Canada are both commodity-based economies whose fortunes were tied to the slowing Chinese economy. South Korea competes head-to-head with Japan in the export of goods to two key industries — automobiles and technology. The weaker yen made Japanese exports more competitive globally, causing South Korean stocks to decline. From a sector perspective, top contributors included stock selection within utilities, financials, consumer discretionary, and telecommunication services.

Japan accounted for a meaningful share of the fund’s outperformance. What can you tell us about the fund’s strategy there?

Our strategy in Japan was to identify those companies that we believed would be long-term beneficiaries of the significant structural changes in economic policy occurring there, including more proactive fiscal and monetary easing measures, all aimed at helping the country break the deflationary, low-growth spiral it has been in for the past 25 years. In the first quarter of 2013, Japan was our weakest performer, but by maintaining our strategy there, we achieved much better results in the second quarter. Even as Japanese stocks have recently corrected, we are holding fast to our conviction that the country’s structural reform process will create attractive long-term investment opportunities.

What is your near-term outlook for the markets and the fund?

I am bullish on the global economy. Economic data is positive, particularly in the United States. It appears that Europe is healing and that Japan is taking strong steps to stabilize its economy. Much work remains, but stronger, or improving, economies are good for the equity markets overall. We are quite constructive on the medium- to long-term U.S. equity market, but less sanguine on international equities. We see opportunities in continental Europe, the United Kingdom, and Japan, but diminished growth prospects in emerging markets, particularly in China and Brazil.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Darren A. Jaroch is a CFA charterholder. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is also managed by Assistant Portfolio Manager Karan S. Sodhi, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT International Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.64	$5.90	$4.61	$5.86

Ending value
(after expenses)	$1,034.40	$1,032.10	$1,020.23	$1,018.99

Annualized
expense ratio	0.92%	1.17%	0.92%	1.17%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT International Value Fund 3

The fund’s portfolio 6/30/13 (Unaudited)

COMMON STOCKS (96.9%)*	Shares	Value

Aerospace and defense (1.2%)
European Aeronautic Defence and Space Co. NV
(France)	14,606	$776,675

Safran SA (France)	10,488	546,247

		1,322,922
Air freight and logistics (1.5%)
Deutsche Post AG (Germany)	62,822	1,561,180

		1,561,180
Airlines (0.7%)
Japan Airlines Co., Ltd. (Japan)	14,800	761,090

		761,090
Auto components (1.0%)
Valeo SA (France)	17,448	1,091,570

		1,091,570
Automobiles (4.1%)
Daimler AG (Registered Shares) (Germany)	16,169	977,286

Nissan Motor Co., Ltd. (Japan)	180,900	1,833,397

Toyota Motor Corp. (Japan)	25,100	1,515,570

		4,326,253
Beverages (0.6%)
Cola-Cola Amatil, Ltd. (Australia)	55,385	641,355

		641,355
Capital markets (1.6%)
Deutsche Bank AG (Germany)	16,182	676,947

UBS AG (Switzerland)	62,140	1,055,654

		1,732,601
Chemicals (4.4%)
Arkema (France)	9,226	842,394

BASF SE (Germany)	30,366	2,712,084

Nitto Denko Corp. (Japan)	17,900	1,151,612

		4,706,090
Commercial banks (11.8%)
Australia & New Zealand Banking Group, Ltd.
(Australia)	80,347	2,085,463

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	70,615	588,025

Bank of Yokohama, Ltd. (The) (Japan)	75,000	387,218

Barclays PLC (United Kingdom)	415,492	1,781,109

HSBC Holdings, PLC (United Kingdom)	283,556	2,938,515

Lloyds Banking Group PLC (United Kingdom) †	567,010	546,632

Sberbank of Russia ADR (Russia)	87,692	999,842

Sumitomo Mitsui Financial Group, Inc. (Japan)	55,800	2,560,306

UniCredit SpA (Italy)	151,717	709,455

		12,596,565
Computers and peripherals (0.5%)
Asustek Computer, Inc. (Taiwan)	66,000	564,650

		564,650
Construction and engineering (1.4%)
Daelim Industrial Co., Ltd. (South Korea)	2,600	196,699

Vinci SA (France)	25,908	1,292,509

		1,489,208
Construction materials (0.3%)
China Shanshui Cement Group, Ltd. (China)	777,000	346,421

		346,421
Consumer finance (1.4%)
Credit Saison Co., Ltd. (Japan)	37,000	928,686

Samsung Card Co., Ltd. (South Korea)	15,230	516,966

		1,445,652
Diversified financial services (3.4%)
ING Groep NV GDR (Netherlands) †	227,594	2,079,685

ORIX Corp. (Japan)	109,400	1,494,980

		3,574,665

COMMON STOCKS (96.9%)* cont.	Shares	Value

Diversified telecommunication services (4.1%)
BCE, Inc. (Canada)	28,167	$1,154,855

Jazztel PLC (Spain) †	90,801	705,349

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	11,900	621,081

TDC A/S (Denmark)	78,747	637,068

Telecom Italia SpA (Italy)	622,796	432,568

Ziggo NV (Netherlands)	20,272	809,276

		4,360,197
Electric utilities (1.0%)
Cia Energetica de Minas Gerais ADR (Brazil) S	32,162	288,493

Energias de Portugal (EDP) SA (Portugal)	252,838	814,980

		1,103,473
Electrical equipment (1.0%)
LS Corp. (South Korea)	3,055	185,151

Mitsubishi Electric Corp. (Japan)	99,000	927,475

		1,112,626
Energy equipment and services (0.3%)
Ezion Holdings, Ltd. (Singapore)	220,000	365,441

		365,441
Food and staples retail (0.9%)
Lawson, Inc. (Japan)	8,300	633,536

WM Morrison Supermarkets PLC (United Kingdom)	77,572	308,160

		941,696
Food products (1.5%)
Ajinomoto Co., Inc. (Japan)	33,000	484,492

Golden Agri-Resources, Ltd. (Singapore)	704,000	309,264

Kerry Group PLC Class A (Ireland)	15,007	828,505

		1,622,261
Gas utilities (0.9%)
Tokyo Gas Co., Ltd. (Japan)	175,000	968,546

		968,546
Hotels, restaurants, and leisure (1.6%)
SJM Holdings, Ltd. (Hong Kong)	225,000	547,231

TUI Travel PLC (United Kingdom)	215,504	1,163,883

		1,711,114
Household durables (0.4%)
Sekisui House, Ltd. (Japan)	30,000	433,822

		433,822
Independent power producers and energy traders (0.5%)
Electric Power Development Co., Ltd. (Japan)	17,900	558,612

		558,612
Industrial conglomerates (1.5%)
Siemens AG (Germany)	15,394	1,555,451

		1,555,451
Insurance (9.7%)
ACE, Ltd.	15,965	1,428,548

Admiral Group PLC (United Kingdom)	13,465	272,401

AIA Group, Ltd. (Hong Kong)	95,600	401,765

Allianz SE (Germany)	19,960	2,914,965

AXA SA (France)	60,548	1,189,671

Intact Financial Corp. (Canada)	12,800	721,118

MS&AD Insurance Group Holdings (Japan)	15,000	381,487

Prudential PLC (United Kingdom)	101,689	1,671,731

SCOR SE (France)	28,551	871,879

Tokio Marine Holdings, Inc. (Japan)	14,800	469,373

		10,322,938
IT Services (1.0%)
Amadeus IT Holding SA Class A (Spain)	33,717	1,077,067

		1,077,067
Machinery (1.1%)
FANUC Corp. (Japan)	5,700	826,541

Metso Corp. OYJ (Finland)	9,663	327,414

		1,153,955

4 Putnam VT International Value Fund

COMMON STOCKS (96.9%)* cont.	Shares	Value

Media (1.4%)
WPP PLC (United Kingdom)	88,661	$1,514,736

		1,514,736
Metals and mining (1.1%)
Fortescue Metals Group, Ltd. (Australia)	129,056	354,034

Glencore Xstrata PLC (United Kingdom)	162,131	674,458

Newcrest Mining, Ltd. (Australia)	14,557	130,743

		1,159,235
Multi-utilities (1.9%)
Centrica PLC (United Kingdom)	275,268	1,510,706

Veolia Environnement SA (France)	46,702	529,068

		2,039,774
Oil, gas, and consumable fuels (8.4%)
Canadian Natural Resources, Ltd. (Canada)	43,600	1,229,191

ENI SpA (Italy)	93,203	1,914,819

Origin Energy, Ltd. (Australia)	56,609	647,811

Royal Dutch Shell PLC Class A (United Kingdom)	137,251	4,385,170

Suncor Energy, Inc. (Canada)	28,200	831,226

		9,008,217
Pharmaceuticals (10.5%)
Astellas Pharma, Inc. (Japan)	25,800	1,404,995

AstraZeneca PLC (United Kingdom)	19,642	929,144

Bayer AG (Germany)	22,663	2,416,028

GlaxoSmithKline PLC (United Kingdom)	41,580	1,040,199

Roche Holding AG-Genusschein (Switzerland)	2,269	562,223

Sanofi (France)	38,962	4,015,309

Teva Pharmaceutical Industries, Ltd. ADR (Israel) S	20,700	811,440

		11,179,338
Real estate investment trusts (REITs) (2.8%)
British Land Company PLC (United Kingdom) R	152,766	1,314,428

Dexus Property Group (Australia) R	685,253	666,220

Shopping Centres Australasia Property Group
(Australia) † R	481,848	697,951

Westfield Retail Trust (Australia) R	117,051	330,393

		3,008,992
Real estate management and development (1.8%)
Hongkong Land Holdings, Ltd. (Hong Kong)	106,000	726,069

Mitsubishi Estate Co., Ltd. (Japan)	44,000	1,171,847

		1,897,916
Semiconductors and semiconductor equipment (1.9%)
NXP Semiconductor NV †	10,800	334,584

Samsung Electronics Co., Ltd. (South Korea)	793	930,729

SK Hynix, Inc. (South Korea) †	27,310	744,566

		2,009,879
Software (0.7%)
Nintendo Co., Ltd. (Japan)	6,600	778,659

		778,659
Tobacco (2.4%)
Japan Tobacco, Inc. (Japan)	47,700	1,685,883

Philip Morris International, Inc.	10,400	900,848

		2,586,731
Trading companies and distributors (1.5%)
ITOCHU Corp. (Japan)	48,300	557,686

Mitsubishi Corp. (Japan)	63,900	1,094,753

		1,652,439
Wireless telecommunication services (3.1%)
NTT DoCoMo, Inc. (Japan)	222	344,954

Vodafone Group PLC (United Kingdom)	1,049,176	3,010,838

		3,355,792

Total common stocks (cost $92,824,806)		$103,639,129

SHORT-TERM INVESTMENTS (3.8%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.15% [d]	1,007,374	$1,007,374

Putnam Short Term Investment Fund 0.03% L	1,923,862	1,923,862

SSgA Prime Money Market Fund 0.03% P	250,000	250,000

U.S. Treasury Bills with an effective yield
of 0.12%, May 1, 2014 ##	$150,000	149,848

U.S. Treasury Bills with effective yields ranging
from 0.09% to 0.11%, April 3, 2014 ##	412,000	411,653

U.S. Treasury Bills with an effective yield
of 0.13%, March 6, 2014 ##	110,000	109,920

U.S. Treasury Bills with an effective yield
of 0.15%, February 6, 2014 ##	190,000	189,904

Total short-term investments (cost $4,042,491)		$4,042,561

Total investments (cost $96,867,297)		$107,681,690

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $106,958,029.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $895,572 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	22.5%	Hong Kong	1.6%

United Kingdom	21.7	Switzerland	1.5

Germany	12.0	Russia	0.9

France	10.5	Ireland	0.8

Australia	5.2	Portugal	0.8

United States	5.1	Israel	0.8

Canada	3.7	Singapore	0.6

Italy	2.9	Denmark	0.6

Netherlands	2.7	Taiwan	0.5

South Korea	2.5	Other	0.9

Spain	2.2	Total	100.0%

Putnam VT International Value Fund 5

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $75,421,790) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	7/17/13	$2,580,119	$2,914,395	$(334,276)

	British Pound	Sell	9/18/13	271,655	273,906	2,251

	Canadian Dollar	Sell	7/17/13	69,007	71,211	2,204

	Swedish Krona	Buy	9/18/13	660,891	675,357	(14,466)

	Swedish Krona	Sell	9/18/13	660,891	688,161	27,270

Barclays Bank PLC

	Australian Dollar	Sell	7/17/13	715,304	808,667	93,363

	British Pound	Sell	9/18/13	1,553,163	1,566,700	13,537

	Canadian Dollar	Sell	7/17/13	998,885	1,030,557	31,672

	Hong Kong Dollar	Buy	8/22/13	1,493,709	1,493,187	522

	Japanese Yen	Sell	8/22/13	2,839,370	2,841,128	1,758

	Norwegian Krone	Sell	9/18/13	514,703	536,999	22,296

	Singapore Dollar	Buy	8/22/13	504,897	524,952	(20,055)

	Swedish Krona	Buy	9/18/13	270,626	276,627	(6,001)

	Swiss Franc	Buy	9/18/13	135,927	138,428	(2,501)

Citibank, N.A.

	British Pound	Buy	9/18/13	2,559,518	2,580,910	(21,392)

	Canadian Dollar	Sell	7/17/13	1,242,500	1,281,845	39,345

	Danish Krone	Sell	9/18/13	80,729	81,118	389

	Euro	Buy	9/18/13	653,260	656,846	(3,586)

	Japanese Yen	Buy	8/22/13	482,682	492,336	(9,654)

	Singapore Dollar	Buy	8/22/13	898,225	923,917	(25,692)

	Singapore Dollar	Sell	8/22/13	898,225	909,956	11,731

Credit Suisse International

	Australian Dollar	Sell	7/17/13	971,095	1,097,888	126,793

	British Pound	Sell	9/18/13	2,512,393	2,534,101	21,708

	Canadian Dollar	Sell	7/17/13	346,174	357,164	10,990

	Japanese Yen	Buy	8/22/13	336,425	326,038	10,387

	Norwegian Krone	Buy	9/18/13	1,959,156	2,044,188	(85,032)

	Swedish Krona	Buy	9/18/13	661,770	688,161	(26,391)

	Swiss Franc	Buy	9/18/13	487,557	487,020	537

Deutsche Bank AG

	Australian Dollar	Buy	7/17/13	705,985	798,139	(92,154)

	British Pound	Sell	9/18/13	318,933	321,667	2,734

	Canadian Dollar	Sell	7/17/13	63,304	65,315	2,011

	Euro	Buy	9/18/13	4,003,804	4,027,503	(23,699)

	Swedish Krona	Buy	9/18/13	560,575	572,996	(12,421)

Goldman Sachs International

	Australian Dollar	Buy	7/17/13	100,307	113,401	(13,094)

	Japanese Yen	Buy	8/22/13	130,828	133,481	(2,653)

HSBC Bank USA, National Association

	Australian Dollar	Buy	7/17/13	1,220,583	1,374,289	(153,706)

	British Pound	Buy	9/18/13	631,785	637,144	(5,359)

	Norwegian Krone	Sell	9/18/13	589,681	615,561	25,880

JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	7/17/13	775,415	876,471	101,056

	British Pound	Buy	9/18/13	5,747,021	5,796,573	(49,552)

	Canadian Dollar	Sell	7/17/13	1,444,007	1,489,748	45,741

	Euro	Buy	9/18/13	3,300,153	3,319,257	(19,104)

	Japanese Yen	Sell	8/22/13	330,914	337,543	6,629

	Norwegian Krone	Sell	9/18/13	1,165,703	1,216,322	50,619

	Singapore Dollar	Buy	8/22/13	560,759	568,496	(7,737)

	Swedish Krona	Buy	9/18/13	688,981	716,962	(27,981)

	Swiss Franc	Buy	9/18/13	2,025,659	2,022,574	3,085

6 Putnam VT International Value Fund

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $75,421,790) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	7/17/13	$626,873	$749,359	$(122,486)

State Street Bank and Trust Co.

	Australian Dollar	Sell	7/17/13	1,585,087	1,791,664	206,577

	Canadian Dollar	Sell	7/17/13	750,233	773,899	23,666

	Euro	Sell	9/18/13	1,725,142	1,735,619	10,477

	Israeli Shekel	Sell	7/17/13	256,763	255,818	(945)

	Japanese Yen	Buy	8/22/13	398,298	387,624	10,674

	Swedish Krona	Buy	9/18/13	656,485	670,886	(14,401)

UBS AG

	Australian Dollar	Buy	7/17/13	455,401	535,925	(80,524)

	British Pound	Sell	9/18/13	1,348,244	1,359,689	11,445

	Canadian Dollar	Sell	7/17/13	101,134	104,338	3,204

	Euro	Sell	9/18/13	5,512,669	5,543,183	30,514

	Norwegian Krone	Buy	9/18/13	1,771,063	1,847,981	(76,918)

	Swiss Franc	Sell	9/18/13	463,931	463,288	(643)

WestPac Banking Corp.

	Australian Dollar	Buy	7/17/13	1,057,699	1,195,747	(138,048)

	British Pound	Sell	9/18/13	915,449	927,183	11,734

	Canadian Dollar	Buy	7/17/13	925,602	955,071	(29,469)

	Euro	Sell	9/18/13	1,629,569	1,638,714	9,145

	Japanese Yen	Buy	8/22/13	1,157,399	1,180,597	(23,198)

Total						$(471,194)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$—	$9,077,495	$—

Consumer staples	900,848	4,891,195	—

Energy	2,060,417	7,313,241	—

Financials	2,149,666	32,429,663	—

Health care	811,440	10,367,898	—

Industrials	—	10,608,871	—

Information technology	334,584	4,095,671	—

Materials	—	6,211,746	—

Telecommunication services	1,154,855	6,561,134	—

Utilities	288,493	4,381,912	—

Total common stocks	7,700,303	95,938,826	—

Short-term investments	2,173,862	1,868,699	—

Totals by level	$9,874,165	$97,807,525	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(471,194)	$—

Totals by level	$—	$(471,194)	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 7

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value, including $983,972 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $93,936,061)	$104,750,454

Affiliated issuers (identified cost $2,931,236) (Notes 1 and 6)	2,931,236

Foreign currency (cost $134,011) (Note 1)	133,608

Dividends, interest and other receivables	387,316

Foreign tax reclaim	150,015

Receivable for shares of the fund sold	116,594

Receivable for investments sold	503,179

Unrealized appreciation on forward currency contracts (Note 1)	971,944

Total assets	109,944,346

Liabilities

Payable to custodian	37,025

Payable for investments purchased	354

Payable for shares of the fund repurchased	47,195

Payable for compensation of Manager (Note 2)	61,826

Payable for custodian fees (Note 2)	11,310

Payable for investor servicing fees (Note 2)	4,322

Payable for Trustee compensation and expenses (Note 2)	80,207

Payable for administrative services (Note 2)	189

Payable for distribution fees (Note 2)	7,554

Unrealized depreciation on forward currency contracts (Note 1)	1,443,138

Collateral on securities loaned, at value (Note 1)	1,007,374

Collateral on certain derivative contracts, at value (Note 1)	250,000

Other accrued expenses	35,823

Total liabilities	2,986,317

Net assets	$106,958,029

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$207,297,435

Undistributed net investment income (Note 1)	1,351,338

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(112,018,902)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	10,328,158

Total — Representing net assets applicable to capital shares outstanding	$106,958,029

Computation of net asset value Class IA

Net assets	$69,073,487

Number of shares outstanding	7,323,887

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.43

Computation of net asset value Class IB

Net assets	$37,884,542

Number of shares outstanding	4,054,609

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.34

The accompanying notes are an integral part of these financial statements.

8 Putnam VT International Value Fund

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Dividends (net of foreign tax of $234,297)	$2,201,211

Interest (including interest income of $668 from investments in affiliated issuers) (Note 6)	883

Securities lending (Note 1)	58,264

Total investment income	2,260,358

Expenses

Compensation of Manager (Note 2)	382,473

Investor servicing fees (Note 2)	54,975

Custodian fees (Note 2)	14,019

Trustee compensation and expenses (Note 2)	4,600

Distribution fees (Note 2)	45,949

Administrative services (Note 2)	1,245

Other	42,874

Total expenses	546,135

Expense reduction (Note 2)	(6,505)

Net expenses	539,630

Net investment income	1,720,728

Net realized gain on investments (Notes 1 and 3)	7,654,771

Net realized loss on foreign currency transactions (Note 1)	(173,519)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(568,192)

Net unrealized depreciation of investments during the period	(4,862,257)

Net gain on investments	2,050,803

Net increase in net assets resulting from operations	$3,771,531

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Increase (decrease) in net assets

Operations:

Net investment income	$1,720,728	$2,656,355

Net realized gain (loss) on investments and foreign currency transactions	7,481,252	(4,653,308)

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(5,430,449)	23,690,312

Net increase in net assets resulting from operations	3,771,531	21,693,359

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,074,384)	(2,424,314)

Class IB	(970,347)	(1,168,230)

Decrease from capital share transactions (Note 4)	(4,112,172)	(18,001,972)

Total increase (decrease) in net assets	(3,385,372)	98,843

Net assets:

Beginning of period	110,343,401	110,244,558

End of period (including undistributed net investment income of $1,351,338 and $2,675,341, respectively)	$106,958,029	$110,343,401

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 9

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/13†	$9.39	.16	.16	.32	(.28)	—	—	(.28)	—	$9.43	3.44*	$69,073	.45*	1.61*	24*

12/31/12	7.96	.21	1.50	1.71	(.28)	—	—	(.28)	—	9.39	21.80	73,265.94		2.50	36

12/31/11	9.45	.21	(1.44)	(1.23)	(.26)	—	—	(.26)	—	7.96	(13.52)	72,563.93		2.33	57

12/31/10	9.10	.16	.50	.66	(.31)	—	—	(.31)	—	9.45	7.42	112,372.91		1.87	52

12/31/09	7.20	.21	1.69	1.90	—	—	—	—	—[e]	9.10	26.39	124,320	.98[f]	2.72[f]	128

12/31/08	16.60	.32	(6.74)	(6.42)	(.28)	(2.63)	(.07)	(2.98)	—	7.20	(45.85)	121,743	.93[f]	2.87[f]	71

Class IB

6/30/13†	$9.30	.14	.15	.29	(.25)	—	—	(.25)	—	$9.34	3.21*	$37,885	.58*	1.48*	24*

12/31/12	7.87	.19	1.50	1.69	(.26)	—	—	(.26)	—	9.30	21.70	37,078	1.19	2.26	36

12/31/11	9.35	.18	(1.43)	(1.25)	(.23)	—	—	(.23)	—	7.87	(13.78)	37,682	1.18	2.04	57

12/31/10	9.01	.14	.49	.63	(.29)	—	—	(.29)	—	9.35	7.12	52,719	1.16	1.62	52

12/31/09	7.14	.19	1.68	1.87	—	—	—	—	—[e]	9.01	26.19	59,790	1.23[f]	2.47[f]	128

12/31/08	16.48	.29	(6.71)	(6.42)	(.23)	(2.63)	(.06)	(2.92)	—	7.14	(46.02)	55,208	1.18[f]	2.62[f]	71

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between General American Life Insurance Company and the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share as of August 17, 2009.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.01%

12/31/08	<0.01

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Value Fund

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT International Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital growth, with current income as its secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors recognize the value of the company, the price of its stock may rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates.

Putnam VT International Value Fund 11

The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,003,581 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $705,370.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $983,972 and the fund received cash collateral of $1,007,374.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2012 the fund had a capital loss carryover of $118,472,843 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$177,729	$5,459,032	$5,636,761	*

64,478,521	N/A	64,478,521	12/31/16

48,357,561	N/A	48,357,561	12/31/17

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $97,894,608, resulting in gross unrealized appreciation and depreciation of $15,651,842 and $5,864,760, respectively, or net unrealized appreciation of $9,787,082.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of

12 Putnam VT International Value Fund

the shares of the fund. Approximately 39.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$36,444
Class IB	18,531

Total	$54,975

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4 under the expense offset arrangements and by $6,501 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $78, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$45,949

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $25,877,268 and $34,165,566, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	66,158	$633,030	88,632	$782,521	444,386	$4,207,671	321,302	$2,742,046

Shares issued in connection with
reinvestment of distributions	223,774	2,074,384	281,570	2,424,314	105,588	970,347	136,955	1,168,230

	289,932	2,707,414	370,202	3,206,835	549,974	5,178,018	458,257	3,910,276

Shares repurchased	(764,975)	(7,376,836)	(1,691,480)	(14,489,061)	(483,492)	(4,620,768)	(1,256,047)	(10,630,022)

Net increase (decrease)	(475,043)	$(4,669,422)	(1,321,278)	$(11,282,226)	66,482	$557,250	(797,790)	$(6,719,746)

Putnam VT International Value Fund 13

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$87,600,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$971,944	Payables	$1,443,138

Total		$971,944		$1,443,138

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(146,058)	$(146,058)

Total	$(146,058)	$(146,058)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(547,377)	$(547,377)

Total	$(547,377)	$(547,377)

Note 6 — Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$673,020	$9,179,638	$9,852,658	$291	$—

Putnam Short Term Investment Fund*	—	11,297,923	9,374,061	377	1,923,862

Totals	$673,020	$20,477,561	$19,226,719	$668	$1,923,862

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

14 Putnam VT International Value Fund

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Putnam VT International Value Fund 15

Note 8 — Offsetting of financial and derivative assets and liabilities

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs Bank USA	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$31,725	$163,148	$51,465	$170,415	$4,745	$—	$—	$25,880	$207,130	$—	$251,394	$45,163	$20,879	$971,944

Securities on loan**	—	—	—	—	—	983,972	—	—	—	—	—	—	—	983,972

Total Assets	$31,725	$163,148	$51,465	$170,415	$4,745	$983,972	$—	$25,880	$207,130	$—	$251,394	$45,163	$20,879	$1,955,916

Liabilities:

Forward currency contracts#	348,742	28,557	60,324	111,423	128,274	—	15,747	159,065	104,374	122,486	15,346	158,085	190,715	1,443,138

Total Liabilities	$348,742	$28,557	$60,324	$111,423	$128,274	$—	$15,747	$159,065	$104,374	$122,486	$15,346	$158,085	$190,715	$1,443,138

Total Financial and Derivative Net Assets	$(317,017)	$134,591	$(8,859)	$58,992	$(123,529)	$983,972	$(15,747)	$(133,185)	$102,756	$(122,486)	$236,048	$(112,922)	$(169,836)	$512,778

Total collateral received (pledged)##†	$(230,817)	$—	$120,000	$—	$(109,890)	$983,972	$—	$(129,872)	$102,756	$(109,894)	$—	$(112,922)	$—	$513,333

Net amount	$(86,200)	$134,591	$(128,859)	$58,992	$(13,639)	$—	$(15,747)	$(3,313)	$—	$(12,592)	$236,048	$—	$(169,836)	$(555)

** Included with Investments in securities on Statement of assets and liabilities.

# Covered by master netting agreement.

## Any over-collateralization of total financial and derivative net assets is not shown.

† Additional collateral may be required from certain brokers based on individual agreements.

16 Putnam VT International Value Fund	Putnam VT International Value Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be

18 Putnam VT International Value Fund

warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

Putnam VT International Value Fund 19

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — International Value Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	3rd

For the one-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 65, 62 and 44 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 Putnam VT International Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT International Value Fund 21

This report has been prepared for the shareholders	H515
of Putnam VT International Value Fund.	282477 8/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013